Summary Prospectus	October 29, 2014 (as supplemented November 13, 2014)

Quaker Event Arbitrage Fund

Tickers: Class A QEAAX  Class C QEACX Class I QEAIX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated October 29, 2014 (as supplemented November 13, 2014), are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at www.quakerfunds.com/literature/reports. You can also get this information at no cost by calling 800-220-8888 or by sending an e-mail request to fundinfo@quakerfunds.com.

INVESTMENT OBJECTIVES

The Quaker Event Arbitrage Fund (the “Fund”) seeks to provide long-term growth of capital.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Quaker Funds.  More information about these and other discounts is available from your financial professional and in the “Reduction or Waiver of Front-End Sales Charges” section on page 30 of the Fund’s Prospectus and in the “Shareholder Information” section on page 41 of the Trust’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directlyfrom your investment)	Class A	Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.50%	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.30%	1.30%	1.30%
Distribution (12b-1) Fees	0.25%	1.00%	NONE
Other Expenses	0.49%	0.49%	0.49%
Shareholder Servicing Fees	0.10%	0.10%	0.10%
Dividends on Short Positions	0.01%	0.01%	0.01%
Total Other Expenses	0.60%	0.60%	0.60%
Total Annual Fund Operating Expenses	2.15%	2.90%	1.90%
Fee Waiver and/or Expense Reimbursement(1)	-0.16%	-0.16%	-0.16%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.99%	2.74%	1.74%

(1)
The Quaker Funds, Inc. (the “Adviser”), has contractually agreed to waive its management fees and/or assume expenses to the extent necessary to reduce the Total Annual Fund Operating Expenses (excluding 12b-1 fees and other costs relating to reorganizations or liquidations) when they exceed 1.74% of the Fund’s average daily net assets (the “Annualized Expense Ratio”).  This agreement will continue in effect from October 28, 2014 to October 28, 2015.  Any waivers and reimbursements made by the Adviser to the Fund are subject to recoupment by the Adviser within three (3) years following the time at which the Adviser waived fees and/or assumed expenses for the Fund, provided that such recoupment does not cause the Total Annual Fund Operating Expenses to exceed the Annualized Expense Ratio.  This agreement shall be terminated upon the termination of the Advisory Agreement or, with respect to the Fund, in the event of its merger or liquidation.

EXPENSE EXAMPLES

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example gives effect to the contractual expense reimbursement for the 1 year example and the first year of the 3 years, 5 years and 10 years.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
CLASS A	$741	$1,171	$1,627	$2,884
CLASS C	$277	$883	$1,514	$3,212
INSTITUTIONAL CLASS	$177	$581	$1,012	$2,209

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 280% of the average value of its portfolio.

Summary Prospectus	Page 1 of 5	Quaker Event Arbitrage Fund

PRINCIPAL INVESTMENT STRATEGIES

To achieve the Fund’s investment objective, the Adviser invests in the securities of publicly traded companies involved in mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, or similar events (“corporate reorganizations”).  A variety of strategies can be employed to capitalize on the mispricing of corporate securities during corporate reorganizations, including transactions involving common and preferred stock, debt instruments and derivative securities.  In addition, the Fund may invest in a variety of debt instruments, including U.S. Government securities and structured notes:

•	Merger Arbitrage. The Fund invests in the securities of companies subject to publicly announced corporate reorganizations.

•
Capital Structure Arbitrage.  A variety of strategies can be employed to capitalize on the mispricing of corporate securities during reorganizations, including transactions involving common and preferred stock, debt instruments and derivative securities.  Many companies issue different types of securities in addition to equity securities, and sometimes issue different types of equity securities.  Capital structure arbitrage involves investing in two different types of securities issued by the same company if they are believed to be mispriced relative to each other.  The securities typically differ in their voting rights, dividend or interest rates and rights, liquidation preference, liquidity in the financial markets, seniority or other factors.  Typically, one of these securities is purchased, while the other is sold short.  The profit or loss realized by the Fund will depend on the relative price performance of the two securities as well as their relative dividends rates.

•
Distressed Securities Investments.  The Fund invests in distressed securities, which are securities of companies that are in or believed to be near bankruptcy or whose securities are otherwise undergoing extreme financial situations that put the continuation of the issuer as a going concern at risk.  Distressed securities include below investment-grade securities.

•	Debt Instruments. The Fund may invest in all types of fixed-income securities including convertible debt, options and futures, as well as privately negotiated options.

•
Structured Notes.  The Fund may invest in structured notes.  A structured note is a type of derivative security for which the amount of principal repayments and/or interest payments is based upon the movement of one or more “factors.”  The impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.  Structured notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade.

•
Proxy Fight Investments.  The Fund invests in securities of issuers that in the opinion of the Adviser may become subject to a change of control fight.  There are typically proxy fights by minority investors seeking to have their representatives elected to the board of trustees, often with the intention of replacing existing management or selling the company.  Profits are expected from the eventual success of the new board of trustees in increasing the company’s value.  The Fund may invest with the intention of participating actively in the change of control, or staying passive.  Although some of the companies the Fund targets as a “proxy fight investment” may be considered potential candidates for a merger takeover, proxy fights differ from merger arbitrage in that no concrete acquisition may have been proposed yet, and may not be proposed in the future.

•	Short Sales. The Fund may invest up to 50% of its net assets in short sales at any given time.

•
Tactical Allocation.  Because the Fund is a tactical allocation fund, the assets of the Fund will shift on a short-term basis to take advantage of perceived differences in relative values of the various asset classes in which the Fund invests.  The Fund will tactically allocate capital among a diverse range of trading strategies and markets, wherever the Adviser perceives opportunity.

•
Foreign Securities Investments.  The Fund may invest in securities of foreign issuers, securities traded principally in securities markets outside the United States, U.S. traded securities of foreign issuers and/or securities denominated in foreign currencies (together, “foreign securities”).  The Fund may seek exposure to foreign securities by investing in Depositary Receipts.

•
Derivative Instruments (Including Futures, Options and Swaps).  The event arbitrage strategy employed by the Fund may include the use of derivatives.  Derivatives may be used for hedging purposes, as a substitute for investments in the underlying securities, to increase or decrease exposure (leverage), or for the purpose of generating income.  The Fund may buy call or put options to implement its principal investment strategies.  The Fund may write (sell) call options on securities that it owns.  This allows the Fund to generate income on securities that the Adviser believes have a low likelihood of appreciating significantly until the option expiration.  Similarly, options may be written (sold) if the Adviser is willing to purchase the underlying securities at a lower price.  Hedging through derivatives may be done on underlying securities such as individual securities, market indices, as well as foreign currency or commodity exposure.  Options and futures contracts may be used to decrease (hedge) or increase market exposure, exposure to specific securities or exposure to other factors that may influence an event.

Summary Prospectus	Page 2 of 5	Quaker Event Arbitrage Fund

•
Special Situation Securities.  The Fund may also invest in “special situation” securities when the Fund’s Adviser believes such investments will benefit the Fund.  A special situation arises when, in the Adviser’s opinion, the securities of a company will experience an unusual gain or loss solely by reason of a development particularly or uniquely applicable to that company.  Such situations include, but are not limited to:  material litigation, technological breakthroughs and new management or management policies.  Special situation investments may include illiquid or restricted securities, such as private equity investments, and initial public offerings.

Some of these strategies involve the use of arbitrage, which involves taking advantage of small price differences between two otherwise equivalent assets. As compared with conventional investing, the Adviser considers the Fund’s investment strategies to be less dependent on the overall direction of stock prices.

PRINCIPAL INVESTMENT RISKS

As with all mutual funds, there is the risk that you could lose money on your investment in the Fund.  The following risks could affect the value of your investment:

•	Merger Arbitrage Risk. Certain of the proposed reorganizations in which the Fund invests may be renegotiated or terminated, in which case losses may be realized.

•	Capital Structure Arbitrage Risk. The perceived mispricing identified by the Fund’s Adviser may not disappear or may even increase, in which case losses may be realized.

•
Distressed Securities Risk.  Investment in distressed securities may be considered speculative and may present substantial risk of loss.  Below investment-grade securities involve greater risks of default or downgrade and are more volatile than investment-grade securities.  Additionally, below investment-grade securities involve greater risk of price declines than investment-grade securities due to actual or perceived changes in the issuer’s creditworthiness.  Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity.  Discontinuation of these payments could adversely affect the market value of the securities.

•
Debt Instruments Risk.  Debt instruments are generally subject to the risk that the issuer will default on interest or principal payments.  The Fund could lose money if an issuer of a fixed income security cannot meet its financial obligations or goes bankrupt.  Adverse changes in the creditworthiness of an issuer can have an adverse effect on the value of the issuer’s securities.

•
Interest Rate Risk.  Fixed-income securities are subject to the risk that the securities could lose value because of interest rate changes.  For example, bonds tend to decrease in value if interest rates rise.  Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

•
Structured Note Investment Risk.  Principal repayments and/or interest payments on structured notes are dependent upon one or more of the following factors: currency exchange rates, interest rates, stock and stock indices, which may adversely affect the principal repayments and/or payments.  The use of multipliers or deflators may increase such risks.

•	Proxy Fight Risk. A proxy fight may not be concluded successfully, or the increase in value anticipated through the change of control may not materialize, in which case losses may be realized.

•
Short Selling Risk.  Positions in shorted securities are speculative and more risky than long positions.  Such investments involve the risk of an unlimited increase in the market price of the security sold short, which could result in a theoretically unlimited loss.  Short sale strategies are often categorized as a form of leveraging or speculative investment.  The use of leverage may multiply small price movements in securities into large changes in value.  As a result of using leverage, the Fund’s share price may be more volatile than if no leverage were used.

•
Management Risk.  The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

•
Foreign Securities Risk.  Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies; foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes and such taxes may reduce the net return to Fund shareholders; and foreign securities are often denominated in a currency other than the U.S. dollar, which will subject the Fund to the risks associated with fluctuations in currency values.

Summary Prospectus	Page 3 of 5	Quaker Event Arbitrage Fund

•
Derivative Instruments (Including Futures, Options and Swaps) Risk.  Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund.  The Fund could experience a loss if derivatives do not perform as anticipated, are correlated with the performance of other investments which they are used to hedge, or if the Fund is unable to liquidate a position because of an illiquid secondary market.  The market for many derivatives is, or may suddenly become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of derivatives.  Moreover, the Fund may be exposed to counterparty risk, in particular on derivatives that are invested in the over-the-counter (“OTC”) market.

•
Special Situations Risk.  Special situations often involve much greater risk than is found in the normal course of investing.  Special situation investments may not have the effect on a company’s price that the Adviser expects, which could negatively impact the Fund.

•
Initial Public Offering Risk.  IPO shares frequently are volatile in price, and may be held for only a short period of time, leading to increased portfolio turnover and expenses, such as commissions and transaction costs. When sold, IPO shares may result in realized taxable gains.

PAST PERFORMANCE

The following bar chart displays the annual return of the Fund over the past ten years.  The bar chart also illustrates the variability of the performance from year to year and provides some indication of the risks of investing in the Fund.  Fund performance shown does not reflect Class A Shares sales charges.  Performance would be lower if sales charges were included.  Past performance does not guarantee or predict future results.

Annual Total Returns – Class A Shares as of December 31, 2013(1)

Highest Performing Quarter: 14.27% in 4th quarter of 2004
Lowest Performing Quarter: -11.93% in 4th quarter of 2008

The Fund’s cumulative year-to-date return through September 30, 2014 was -3.55%.

The table shows the risks of investing in the Fund by illustrating how the average annual returns for 1-year, 5-years, 10-years and life-of-class for each class of the Fund before taxes compare to those of a broad-based securities market index.  In addition, after-tax returns are presented for Class A Shares of the Fund.  The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table.  In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns for the other classes of shares will vary from the Class A Shares after-tax returns shown.  Past performance (before and after taxes) is not an indication of future results.  Updated performance information for the Fund is available on the Trust’s website at www.quakerfunds.com or by calling toll-free 800-220-8888.

Summary Prospectus	Page 4 of 5	Quaker Event Arbitrage Fund

Average Annual Total Returns as of December 31, 2013(1)
	1 Year	5 Years	10 Years	Since Inception (June 7, 2010)
Class A Return Before Taxes (Inception Date: November 21, 2003)	6.06%	7.78%	5.54%	---
Class A Return After Taxes on Distributions	5.81%	7.50%	4.52%	---
Class A Return After Taxes on Distributions and Sale of Fund Shares	3.45%	6.08%	4.08%	---
Class C Return Before Taxes (Inception Date: June 7, 2010)	11.47%	---	---	3.28%
Institutional Class Return Before Taxes (Inception Date: June 7, 2010)	12.60%	---	---	4.27%
S&P 500 Total Return Index	32.39%	17.94%	7.41%	19.70%

(1)
Performance information prior to June 7, 2010 represents that of the Pennsylvania Avenue Event-Driven Fund (the “Pennsylvania Avenue Fund”) a series of the Pennsylvania Avenue Funds.  On June 7, 2010, the Pennsylvania Avenue Fund was reorganized into the Fund (the “Reorganization”).  Prior to the Reorganization, the Fund had no assets or liabilities.  The Fund has investment objectives, strategies and policies substantially similar to those of the Pennsylvania Avenue Fund, which was managed by the Fund’s Portfolio Manager, Thomas Kirchner.

INVESTMENT ADVISER

Quaker Funds, Inc. (the “Adviser”) serves as investment adviser to the Fund.

CO-PORTFOLIO MANAGERS

Thomas F. Kirchner, CFA, and Co-Portfolio Manager of the Adviser, has been responsible for the day-to-day management of the Fund since 2003.

Paul Hoffmeister joined Quaker Funds, Inc. in 2010 as the portfolio strategist to the Event Arbitrage Fund. He is Co-Portfolio Manager of the Adviser and has been responsible for the day-to-day management of the Fund since November, 2014.

PURCHASE AND SALE OF FUND SHARES

You may purchase, exchange or redeem Fund shares on any business day by mail upon completion of an account application (Quaker Investment Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701).  You may also purchase additional shares, exchange or redeem shares by telephone at 800-220-8888, or purchase or redeem shares by wire transfer.  Investors who wish to purchase or redeem Fund shares through a financial services professional should contact the financial services professional directly.

The minimum initial and subsequent investment amounts are shown below:

Minimum Investments for Class A and C Shares
Type of Account	Minimum Investment to Open Account	Minimum Subsequent Investments
Regular	$2,000	$100
IRAs	$1,000	$100

The minimum investment for Institutional Class Shares is $1 million, although the Adviser has the ability to waive the minimum investment for Institutional Class Shares at its discretion.

TAX INFORMATION

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Prospectus	Page 5 of 5	Quaker Event Arbitrage Fund

Quaker Investment Trust
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
800-220-8888

A current Statutory Prospectus and Statement of Additional Information, both dated October 29, 2014 (as supplemented November 13, 2014), have been filed with the SEC and are incorporated by reference into this Summary Prospectus. The Statutory Prospectus, Statement of Additional Information and annual and semi-annual reports are also available, free of charge, on the Trust’s website at www.quakerfunds.com.

Summary Prospectus	Quaker Event Arbitrage Fund